Exhibit 4.26

***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

DATED   OCTOBER 2011

CHINA EASTERN AIRLINES CORPORATION LIMITED

as the seller

and

AIRBUS S.A.S.

as the buyer

and

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

as the Consenting Party

BUYBACK AGREEMENT

relating to

FIVE AIRBUS A340-300 AIRCRAFT

CT1105153

Buyback Agreement (the Agreement) made on     October 2011

Between:

1.	CHINA EASTERN AIRLINES CORPORATION LIMITED, a company incorporated and existing under the laws of the People's Republic of China, having its registered office at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, the People's Republic of China (referred to in this Agreement as China Eastern);

2.	AIRBUS S.A.S., a société par actions simplifiée incorporated under the laws of France whose registered office is at 1 rond-point Maurice Bellonte 31700 Blagnac Cedex, France (referred to in this agreement as Airbus); and

3.	CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company incorporated and existing under the laws of the People's Republic of China, having its principal place of business at Hongqiao international Airport, No. 2550 Hongqiao Road, Shanghai 200335, the People's Republic of China (referred to in this Agreement as the Consenting Party).

WHEREAS:

China Eastern has agreed to sell the Aircraft to Airbus or its nominee and Airbus has agreed to purchase or, as the case may be, to procure the purchase of the Aircraft from China Eastern on the terms and conditions set out herein.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement capitalised words and expressions have the following meanings:

A330 Aircraft means each of the Airbus A330 family aircraft which are the subject of the A330 Purchase Agreement.

A330 Purchase Agreement means, together, the aircraft general terms agreement dated 15 June 2009 and the Airbus A330 family purchase agreement with reference CT1006772 entered into or to be entered into between China Eastern, the Consenting Party and Airbus for the purchase of new A330 family aircraft.

Affiliate means, with respect to any person or entity, any other person or entity directly or indirectly controlling or controlled by or under common control with such person or entity or any of the member companies of the same group as such person or entity.

Airbus Conditions Precedent means the documents, evidence and conditions specified in Schedule 5 each in form and substance satisfactory to Airbus.

Airbus Indemnitees means Airbus, any Airbus Nominee and any of their respective Affiliates, shareholders directors, officers, servants, agents and employees.

Airbus Nominee means, at Airbus' election and with regard to each Aircraft, any person or entity that has been nominated by Airbus (and notified to China Eastern in writing) to accept Delivery of such Aircraft in accordance with the terms and conditions set out in this Agreement.

Aircraft means each Airframe together with the Aircraft Documents, Engines, parts, equipment and accessories relating thereto.

Aircraft Documents has the meaning given to it in paragraph 8(a) of Schedule 9.

China Eastern A340-300 Buyback Agreement Reference CT1105153	1

Airframes means the five (5) Airbus A340-300 airframes as more particularly described in Part 1 of Schedule 1 (each individually an Airframe).

Approved Provider means:

(a)	in the case of a Ferry Flight, the Consenting Party or any Affiliate of China Eastern approved by Airbus in writing in advance; and

(b)	in the case of a Storage, any person approved by Airbus in writing in advance.

Aviation Authority means the Civil Aviation Administration of China (CAAC) and includes any successor agency to the CAAC.

Bill of Sale means the bill of sale in respect of an Aircraft substantially in the form set out in Schedule 6.

Business Day means: (i) any day other than a Saturday or Sunday on which business of the nature contemplated by this Agreement is carried out in Toulouse, Shanghai and the location of any Airbus Nominee; and (ii) where used in relation to payments, any days on which banks are open for business in Toulouse, Shanghai, New York and the location of any Airbus Nominee.

Buyback Documents means this Agreement, the Bills of Sale, the Acceptance Certificates, any Ferry Flight Agreement(s), any Storage Agreement(s), any other agreement in writing agreed by Airbus and China Eastern to be a Buyback Document and any written agreement amending or supplementing any of the foregoing.

China Eastern Conditions Precedent means the documents, evidence and conditions specified in Schedule 4, each in form and substance satisfactory to China Eastern.

China Eastern Indemnitees means China Eastern and any of its respective Affiliates, shareholders, directors, officers, servants, agents and employees.

Conditions Precedent means, collectively, the Airbus Conditions Precedent and the China Eastern Conditions Precedent.

Delivery means, with regard to each Aircraft, the delivery of, sale and transfer of title to such Aircraft in accordance with Clause 7 (and the term Delivered shall be construed accordingly).

Delivery Condition means the conditions set out in Schedule 9.

Delivery Date means, with regard to each Aircraft, the actual date (being a Business Day) on which Delivery of such Aircraft occurs.

Delivery Location means Shanghai Hongqiao International Airport or such other location as Airbus and China Eastern may agree in writing.

DGAC means the Direction générale de I'Aviation civile of France and includes any successor agency to the DGAC.

EASA means the European Aviation Safety Agency and includes any successor agency to the EASA.

Engines means, together, the total twenty (20) CFM56/5C4 engines listed in Part 2 of Schedule 1 and, with regard to a specific Aircraft, the four (4) CFM International CFM56/5C4 engines installed on or to be installed on that Airframe at Delivery.

Ferry Flight has the meaning given to it in clause 7.10.1.

Ferry Flight Agreement has the meaning given to it in clause 7.10.4.

China Eastern A340-300 Buyback Agreement Reference CT1105153	2

FOD means foreign object damage.

Gross Sale Price shall have the meaning given to such term in Clause 5.1, as such figure may be adjusted pursuant to Clause 7.2.

Lien means any mortgage, charge, assignment, pledge, lien, statutory right in rem, right of possession, attachment or detention, right of set-off, title retention arrangement, encumbrance or any other arrangement which has the effect of giving another person any security claim or interest.

Losses and Loss means as the context may require, costs, expenses, fees, interest, payments, demands, obligations, liabilities, claims, suits, actions, proceedings, penalties, fines, damages, judgements, orders or other sanctions causing pecuniary or other economic loss.

Manufacturer Agreement has the meaning given to it in paragraph (e) of Schedule 5 to this Agreement.

Material Damage means any incident or accident involving an Aircraft which would in have a material negative effect on the residual value or utility of the Aircraft.

Non-PRC Deduction has the meaning given to it in Clause 5.6.1.

Non-PRC Taxes means any and all Taxes imposed from time to time by any political or government entity or taxation authority outside the PRC.

PRC means the People's Republic of China.

PRC Deduction has the meaning given to it in Clause 5.5.1.

PRC Taxes means any and all Taxes imposed from time to time by any political or government entity or taxation authority in the PRC.

Scheduled Delivery Date means each of the dates set out in Clause 7.1, such date being a Business Day (otherwise the Scheduled Delivery Date shall be the next occurring Business Day).

Storage has the meaning given to it in clause 7.10.2

Storage Agreement has the meaning given to it in clause 7.10.4.

Taxes means any and all taxes, (including, without limitation, gross receipts, franchise, capital, preferences, sales, rentals, use, turnover, property (tangible and intangible), documentary, excise, stamp duties or value added taxes), levies, imposts, duties, charges, surcharges, assessments or withholdings of any nature whatsoever together with any and all penalties, fines, additions to tax and interest thereon or computed with reference thereto.

Termination Event means any of the events or circumstances set out in Clause 13.1.

Total Loss means, with respect to an Aircraft:

(a)	the actual, constructive, compromised or arranged total loss of the Aircraft agreed by insurers;

(b)	if the Aircraft is destroyed, damaged beyond economic repair or becomes unfit for normal use for any reason;

(c)	if the Aircraft is requisitioned for title, confiscated, detained, forfeited or compulsorily purchased; or

China Eastern A340-300 Buyback Agreement Reference CT1105153	3

(d)	if the Aircraft is requisitioned for use or hire, hi-jacked, stolen or disappears, in each case, for sixty (60) days or longer.

Undelivered A330 has the meaning given to it in Clause 14.1.

Undelivered Aircraft means each Aircraft in respect of which sale by China Eastern and purchase by Airbus or by an Airbus Nominee, as the case may be, under this Agreement has not yet been completed and in respect of which no Bill of Sale has been signed and delivered.

US Dollars and US$ shall mean the lawful currency of the United States.

1.2	Interpretation

In this Agreement, unless the contrary intention is stated, a reference to:

(i)	each of China Eastern, Airbus or any other person includes, without prejudice to the provisions of this Agreement restricting transfer or assignment, any successor, assignee or transferee;

(ii)	words importing the plural shall include the singular and vice versa;

(i)	any document shall include that document as amended, novated, assigned or supplemented;

(ii)	a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement; and

(iii)	any law, or to any specified provision of any law, is a reference to such law or provision as amended, substituted or re enacted.

Clause and Schedule headings are for ease of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

2.1	China Eastern Representations and Warranties

China Eastern represents and warrants to Airbus on the terms set out in Schedule 2. The representations and warranties in Schedule 2 will survive the execution of this Agreement and will be deemed to be repeated by China Eastern on the date hereof and on the Delivery Date of each Aircraft with reference to the facts and circumstances then existing.

2.2	Airbus' Representations and Warranties

Airbus represents and warrants to China Eastern on the terms set out in Schedule 3. The representations and warranties in Schedule 3 will survive the execution of this Agreement and will be deemed to be repeated by Airbus on the date hereof and on the Delivery Date of each Aircraft with reference to the facts and circumstances then existing.

2.3	No Prejudice

The rights of Airbus and China Eastern in relation to any misrepresentation or breach of warranty by Airbus or, as the case may be, China Eastern shall not be prejudiced by any investigation by or on behalf of Airbus or, as the case may be, China Eastern into the affairs of such other party.

China Eastern A340-300 Buyback Agreement Reference CT1105153	4

3.	AGREEMENT TO SELL AND PURCHASE

3.1	Subject to the terms and conditions of this Agreement, China Eastern agrees to sell each Aircraft to Airbus or, if applicable, to an Airbus Nominee and Airbus agrees to purchase or, as the case may be, to procure the purchase of each Aircraft from China Eastern by such Airbus Nominee in the Delivery Condition.

3.2	Other than in respect of any transfer made in accordance with Clause 17, Airbus will remain bound by the terms of this Agreement to the extent that any Airbus Nominee fails to perform its obligations hereunder.

4.	CONDITIONS PRECEDENT

4.1	China Eastern Conditions Precedent

4.1.1	The obligation of China Eastern to sell each Aircraft shall be subject to fulfilment of the China Eastern Conditions Precedent set out in Schedule 4, on or prior to the date for fulfilment of such China Eastern Conditions Precedent (except to the extent that China Eastern agrees in writing in its absolute discretion to waive or defer any such condition).

4.1.2	The China Eastern Conditions Precedent have been inserted for the benefit of China Eastern and may be waived in writing, in whole or in part and with or without conditions, by China Eastern without prejudicing the right of China Eastern to receive fulfilment of such conditions, in whole or in part, at any time thereafter.

4.2	Airbus Conditions Precedent

4.2.1	The obligation of Airbus to purchase or, as the case may be, to procure the purchase by the Airbus Nominee of each Aircraft from China Eastern shall be subject to fulfilment of the Airbus Conditions Precedent set out in Schedule 5, on or prior to the date for fulfilment of such Airbus Conditions Precedent (except to the extent that Airbus agrees in writing in its absolute discretion to waive or defer any such condition).

4.2.2	The Airbus Conditions Precedent have been inserted for the benefit of Airbus and may be waived in writing, in whole or in part and with or without conditions, by Airbus without prejudicing the right of Airbus to receive fulfilment of such conditions, in whole or in part, at any time thereafter.

4.3	Non-fulfilment of Conditions Precedent

If any of the Conditions Precedent remain outstanding on an Aircraft's Scheduled Delivery Date and are not waived or deferred in writing by China Eastern or, as the case may be, Airbus, the relevant provisions of Clause 7.2 shall apply.

5.	PAYMENTS

5.1	Gross Sale Price

***

5.2	Clause 5.2

Intentionally left blank.

China Eastern A340-300 Buyback Agreement Reference CT1105153	5

5.3	Payment of Gross Sale Price

***

5.4	Taxes

5.4.1	***

5.4.2	***

5.4.3	***

5.4.4	***

5.5	No gross-up - Airbus

5.5.1	***

5.5.2	***

5.5.3	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	6

5.6	Gross-up - Airbus

5.6.1	***

5.6.2	***

5.7	No gross-up - China Eastern

5.7.1	***

5.7.2	***

5.7.3	***

5.8	Gross-up - China Eastern

5.8.1	***

5.8.2	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	7

***

5.9	Payments

Airbus shall pay or, as the case may be, procure the payment of each Gross Sale Price in US Dollars for value on or before Delivery and in immediately available funds by wire transfer to the following account:

Beneficiary:	CHINA EASTERN AVIATION IMP. & EXP. CORP.
Account Number:	4033602-8300-00715618093014
Receiving Bank:	BANK OF CHINA SHANGHAI BRANCH
SWIFT Address:	BKCHCNBJ300

If any payment would otherwise be due on a non Business Day, it will be due on the next succeeding Business Day.

6.	ENGINES

Each Aircraft shall be Delivered with four (4) of the Engines listed in Part 2 of Schedule 1 installed. The terms of paragraph 2(d) of Schedule 9 apply to Engine selection.

7.	DELIVERY PROCEDURE AND ACCEPTANCE

7.1	Scheduled Delivery Dates

Airbus and China Eastern agree that the Aircraft shall be Delivered on the following dates (each a Scheduled Delivery Date):

(a)       for the Aircraft with MSN 129,          ***

(b)       for the Aircraft with MSN 131,          ***

(c)       for the Aircraft with MSN 141,          ***

(d)       for the Aircraft with MSN 161,          ***

(e)       for the Aircraft with MSN 182,          ***

7.2	Late Delivery

***

7.2.1	Excusable and Non-excusable Delay

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	8

***

7.2.2	Fees

***

7.2.3	Renegotiation

***

7.3	Delivery Condition

Airbus' obligation to purchase each Aircraft is conditional upon each Aircraft complying on its Delivery Date with the Delivery Condition.

7.4	Inspection

***

7.5	Delivery

***

7.6	Acceptance

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	9

7.7	Transfer of Title

With regard to each Aircraft, upon:

7.7.1	***

7.7.2	***

***

7.8	Risk Passing

***

7.9	Exportation & Customs Clearance

***

7.10	Post-Delivery Ferry Flights / Storage

7.10.1	***

7.10.2	***

7.10.3	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	10

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

7.10.4	***

8.	DELAYED DELIVERY AND FAILURE TO DELIVER

8.1	Total Loss before Delivery

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	11

 ***

9.	CONDITION OF AIRCRAFT

9.1	Disclaimers

SUBJECT ALWAYS TO THE TERMS AND CONDITIONS SET OUT IN THIS AGREEMENT AND TO EACH AIRCRAFT BEING IN THE REQUIRED DELIVERY CONDITION, AIRBUS AGREES THAT AS BETWEEN AIRBUS AND CHINA EASTERN EACH AIRCRAFT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED ON AN AS IS, WHERE IS BASIS AS AT ITS DELIVERY DATE, AND, EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT AND THE OTHER BUYBACK DOCUMENTS, NO TERM, CONDITION, WARRANTY, REPRESENTATION OR IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF SUCH AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE TECHNICAL RECORDS, OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS; AND, EXCEPT AS EXPRESSLY SET OUT IN THIS AGREEMENT AND THE OTHER BUYBACK DOCUMENTS, ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

9.2	Waiver

AIRBUS HEREBY WAIVES, AS BETWEEN ITSELF (ON THE ONE HAND) AND CHINA EASTERN (ON THE OTHER HAND), ALL OF ITS RIGHTS IN RESPECT OF ANY WARRANTY OR REPRESENTATION, ON THE PART OF CHINA EASTERN AND ALL CLAIMS AGAINST CHINA EASTERN HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OR PERFORMANCE OF EACH AIRCRAFT, THIS AGREEMENT OR THE OTHER BUYBACK DOCUMENTS, PROVIDED ALWAYS THAT THIS WAIVER SHALL NOT APPLY TO THE WARRANTIES AND REPRESENTATIONS GIVEN BY CHINA EASTERN TO AIRBUS IN ANY OF THE BUYBACK DOCUMENTS.

10.	OPERATIONAL INDEMNITIES

10.1	***

(i)	***

(ii)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	12

(iii)	***

10.2	***

10.3	***

11.	TAX INDEMNITIES

11.1	***

11.2	***

11.3	***

12.	LIABILITY INSURANCE

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	13

13.	TERMINATION

13.1	The termination of the A330 Purchase Agreement for any reason in accordance with its terms with respect to any or all of the A330 Aircraft shall be a Termination Event and shall constitute a repudiatory breach by China Eastern of this Agreement.

13.2	If a Termination Event occurs, Airbus may, at its option and without prejudice to any other rights it may then have, at any time thereafter terminate all or part this Agreement and any other Buyback Documents (including, without limitation, with respect to any or all Undelivered Aircraft), whereupon all or part (as applicable) of this Agreement and any such Buyback Documents shall be of no further force and effect

13.3	Airbus and China Eastern each agree and acknowledge that the exercise (or non-exercise) of any of the abovementioned rights and remedies shall in no way prejudice Airbus' (or any of Airbus' Affiliates') or China Eastern's (or any of China Eastern's Affiliates') entitlement to exercise any of the rights and remedies that they may have under any Manufacturer Agreement with regard to Losses that may be suffered or otherwise incurred as a result of any breach of the terms thereof by China Eastern (or, as the case may be, any of its Affiliates) or Airbus (or, as the case may be, any of its Affiliates), each of which shall remain at all times in full force and effect in accordance with its terms.

14.	A330 NON-DELIVERY – RETURN OF ADVANCED CONCESSION

14.1	***

14.2	***

15.	CLAUSE 15

Intentionally left blank.

China Eastern A340-300 Buyback Agreement Reference CT1105153	14

16.	MANUFACTURER'S WARRANTIES

16.1	China Eastern hereby agrees to procure the assignment to Airbus or, as the case may be, to the Airbus Nominee of any remaining and assignable warranties of any manufacturer, vendor or repairer which may exist at Delivery.

16.2	If it is not possible for China Eastern to assign certain remaining warranties of any manufacturer, vendor or repairer which may exist at Delivery, China Eastern agrees to use its best endeavours to procure that the benefit of such warranties is transferred to or is otherwise accounted for to Airbus or, as the case may be, to the Airbus Nominee.

17.	BENEFIT OF AGREEMENT

Airbus shall at any time have (i) the right to nominate an Airbus Nominee to act as buyer in accordance with the terms and conditions set out in this Agreement and/or (ii) the right to assign, sell, transfer or otherwise dispose of its rights and obligations under this Agreement and the other Buyback Documents to any person with the consent of China Eastern (not to be unreasonably withheld). The agreements contained in this Agreement are, without prejudice to China Eastern's right to nominate an Approved Provider under Clause 7.10, personal to China Eastern and China Eastern may not assign, transfer, novate or otherwise dispose of any of its rights or obligations under this Agreement or the Buyback Documents without the prior written agreement of Airbus.

18.	WAIVER

18.1	The failure of any party to enforce at any time any of the provisions of this Agreement, or to exercise any option herein provided, or to require at any time performance by the other party of any of the provisions herein, shall In no way be construed to be a present or future waiver of such provision nor in any way affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision.

18.2	The waiver by any party to any provision, condition or requirement of this Agreement (otherwise than by express waiver or a variation in writing) shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

18.3	The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by applicable law.

19.	REMARKETING

***

(a)	***

(b)	***

(c)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	15

***

20.	NOTICES

All notices under or In connection with this Agreement will, unless otherwise stated, be given in writing by letter or facsimile. Any such notice is deemed effectively to be given as follows:

20.1	if by letter, when delivered; and

20.2	if by facsimile, when transmitted and full transmission has been confirmed by the sender's fax machine.

The address and facsimile numbers of China Eastern and Airbus are as follows:

China Eastern:	China Eastern Airlines Corporation Limited

Address:	Hongqiao International Airport
No. 2550 Hongqiao Road
Shanghai 200335
People's Republic of China

Attention:	Manager - Fleet Planning
Facsimile:	+86 21 62686393

Airbus:	Airbus S.A.S.
Address:	1 rond-point Maurice Bellonte
31707 Blagnac CEDEX
France

Attention:	Vice President - Asset Management
Facsimile:	+33 5 61 93 30 37

21.	MISCELLANEOUS

21.1	Severability

If a provision of this Agreement or any of the other Buyback Documents is or becomes illegal, invalid or unenforceable in any jurisdiction that will not affect:

21.1.1	the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement or the Buyback Documents; or

21.1.2	the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement or the Buyback Documents.

21.2	Expenses

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	16

21.3	Sole and Entire Agreement

This Agreement contains the entire agreement between Airbus and China Eastern in relation to the matters referred to herein and supersedes any previous understandings, commitments or representations whatsoever oral or written. No provision of this Agreement may be changed, waived or discharged except by an instrument in writing signed by China Eastern and Airbus (or by their duly authorised representatives or agents).

21.4	Language

All notices to be given under this Agreement will be in English. All other documents delivered to China Eastern by Airbus or, as the case may be, delivered to Airbus by China Eastern, pursuant to this Agreement will (unless otherwise expressly stated herein) be in English, or if not in English, will be accompanied by a certified English translation. If there is any inconsistency between the English version of this Agreement and any version in any other language, the English version will prevail.

21.5	Time of the Essence

The time stipulated in this Agreement for the performance of the payment obligations of Airbus or China Eastern, as the case may be, under this Agreement shall be of the essence of this Agreement.

21.6	Counterparts

This Agreement may be executed in counterparts, each of which will constitute one and the same document.

21.7	Further Assurances

***

21.8	Third Party Rights

***

21.9	No Brokers

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	17

22.	CONFIDENTIALITY

22.1	This Agreement (and its existence) and any data exchanged between China Eastern and Airbus for the fulfilment of their respective obligations under this Agreement (together the Confidential Information) shall be treated by the parties as confidential and shall not be released in whole or in part to any third party except:

22.1.1	as may be required by law;

22.1.2	to appointed legal, tax or accounting advisors who are bound by a professional duty of confidentiality and who need to be involved for the implementation of the transactions contemplated by this Agreement;

22.1.3	by Airbus to an Airbus Nominee; and

22.1.4	otherwise in accordance with Clause 22.2.2 below.

22.2	Without prejudice to the foregoing, the parties agree:

22.2.1	not to make any press release concerning the Confidential Information without the prior written consent of the other party hereto; and

22.2.2	that each party shall enter into consultations with the others reasonably in advance of any required disclosure of Confidential Information to a third party (the Receiving Party) and that any subsequent disclosure to a Relevant Party shall be subject to written agreement between China Eastern and Airbus, including in particular, but not limited to, the following details:

(a)	the contact details of the Receiving Party; and

(b)	the nature and extent of the Confidential Information being disclosed.

22.3	In the case of a disclosure of Confidential Information by China Eastern in connection with any filing required to be made by China Eastern with any governmental or regulatory agency, China Eastern shall use its best efforts to limit the disclosure of the Confidential Information to the minimum that is legally required. China Eastern agrees that prior to any such disclosure or filing, Airbus and China Eastern shall jointly review and agree on the Confidential Information to be filed or disclosed.

22.4	The provisions of this Clause 22 shall survive any termination of this Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under this Agreement.

23.	LAW AND JURISDICTION

23.1	This Agreement and the relationship between the parties shall be governed by and construed in accordance with English law.

23.2	The courts of England are to have jurisdiction to settle any disputes arising under or in connection with this Agreement and each party submits to the non-exclusive jurisdiction of the English courts with respect to such disputes

23.3	Each party:

23.3.1	waives objection to the English courts oh grounds of forum non conveniens or otherwise as regards proceedings in connection with this Agreement;

23.3.2	agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

China Eastern A340-300 Buyback Agreement Reference CT1105153	18

23.4	Without prejudice to any other mode of service allowed under any relevant law:

23.4.1	China Eastern and the Consenting Party appoint China Eastern Airlines London Office of 37-39 George Street, London, W1U 3QD, United Kingdom as their agent for service of process in relation to any proceedings before the English courts in connection with any Buyback Document; and

23.4.2	Airbus appoints Airbus Operations Limited, New Filton House, Filton, Bristol, BS99 7AR, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with any Buyback Document; and

all parties agree that failure by a process agent to notify them of the process will not invalidate the proceedings concerned.

IN WITNESS whereof this Agreement has been signed on the day and year first above written.

China Eastern A340-300 Buyback Agreement Reference CT1105153	19

SCHEDULE 1

PART 1 - AIRCRAFT

Aircraft 1

Airframe Make/Model:	Airbus A340-300
Manufacturer's Serial Number:	129
Engine Make/Model:	Four (4) CFM56/5C4 engines

Aircraft 2

Airframe Make/Model:	Airbus A340-300
Manufacturer's Serial Number:	131
Engine Make/Model:	Four (4) CFM56/5C4 engines

Aircraft 3

Airframe Make/Model:	Airbus A340-300
Manufacturer's Serial Number	141
Engine Make/Model:	Four (4) CFM56/5C4 engines

Aircraft 4

Airframe Make/Model:	Airbus A340-300
Manufacturer's Serial Number:	161
Engine Make/Model:	Four (4) CFM56/5C4 engines

Aircraft 5

Airframe Make/Model:	Airbus A340-300
Manufacturer's Serial Number:	182
Engine Make/Model:	Four (4) CFM56/5C4 engines

PART 2- ENGINES

Engine Make/Model:	CFM56/5C4

Engine Serial Numbers:

741 558	741 438
741 445	741 480
741 557	741 623
741 651	741 479
741 478	741 464
741 620	741 565
741 444	741 443
741 559	741 446
741 465	741 481
741 619	741 621

China Eastern A340-300 Buyback Agreement Reference CT1105153	20

SCHEDULE 2

CHINA EASTERN REPRESENTATIONS AND WARRANTIES

China Eastern represents and warrants to Airbus that:

(a)	Status: China Eastern is a company duly incorporated under the laws of China;

(b)	Power and authority: China Eastern has the power to: (i) enter into and perform and has taken all necessary action to authorise the entry into, performance and delivery of this Agreement and the other Buyback Documents to which it is a party; (ii) to own its assets; and (iii) carry on its business as it is being conducted;

(c)	Legal validity: this Agreement and the other Buyback Documents to which it is a party constitute, or when entered into will constitute, China Eastern's legal, valid and binding obligation;

(d)	Non-conflict: neither the execution and delivery of this Agreement or any of the other Buyback Documents to which China Eastern is party, nor the performance of any of the obligations contained herein or therein will contravene any law, judgement or order by which China Eastern or any of its assets is bound or affected; and

(e)	No immunity:

(i)	China Eastern is subject to civil commercial law with respect to its obligations under this Agreement and the other Buyback Documents to which China Eastern is party; and

(ii)	neither China Eastern nor any of its assets is entitled to any right of immunity, and the entry into and performance of this Agreement and the other Buyback Documents to which it is party by China Eastern constitute private and commercial acts.

(f)	No Liens: at the Delivery the Aircraft shall be free and clear of all Liens.

China Eastern A340-300 Buyback Agreement Reference CT1105153	21

SCHEDULE 3

AIRBUS REPRESENTATIONS AND WARRANTIES

Airbus represents and warrants to China Eastern that:

(g)	Status: Airbus is a company duly incorporated under the laws of France.

(h)	Power and authority: Airbus has the power to enter into and perform, and has taken all necessary corporate action to (i) authorise the entry into, performance and delivery of this Agreement and the other Buyback Documents to which it is party; (ii) own its assets; and (iii) carry on its business as it is being conducted.

(i)	Legal validity: this Agreement and the other Buyback Documents to which it is a party constitutes, or when entered into will constitute, Airbus' legal, valid and binding obligations enforceable against Airbus in accordance with the terms hereof and thereof;

(j)	Non-conflict: neither the execution and delivery of this Agreement or any of the other Buyback Documents to which Airbus is party, nor the performance of any of the obligations contained herein or therein will contravene any law, judgement or order by which Airbus or any of its assets are bound or affected;

(k)	No immunity:

(i)	Airbus is subject to civil commercial law with respect to its obligations under this Agreement and the other Buyback Documents to which it is a party; and

(ii)	neither Airbus nor any of its assets is entitled to any right of immunity, and the entry into and performance by Airbus of this Agreement and the other Buyback Documents to which it is a party constitute private and commercial acts.

China Eastern A340-300 Buyback Agreement Reference CT1105153	22

SCHEDULE 4

CHINA EASTERN CONDITIONS PRECEDENT

The obligation of China Eastern to sell and deliver an Aircraft on the terms and conditions set out in this Agreement is conditional upon satisfaction in full, on the Delivery Date, of the following conditions, each in form and substance satisfactory to China Eastern:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

(h)	***

(i)	***

(j)	***

(k)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	23

SCHEDULE 5

AIRBUS CONDITIONS PRECEDENT

The obligation of Airbus to purchase or procure the purchase of an Aircraft on the terms and conditions set out in this Agreement is conditional upon satisfaction in full, on the Delivery Date (unless otherwise stated), of the following conditions, each in form and substance satisfactory to Airbus:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	24

(h)	***

(i)	***

(j)	***

(k)	***

(l)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	25

SCHEDULE 6

FORM OF BILL OF SALE

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, China Eastern Airlines Corporation Limited (China Eastern), owner of the aircraft described below (hereinafter referred to as the Aircraft):

1.	one (1) Airbus A340-300 aircraft bearing manufacturer's serial number [ ];

2.	four (4) CFM56/5C4 engines bearing manufacturer's serial numbers [ ], [ ], [ ] and [ ];

3.	all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft; and

4.	the documents, data and records relating to the Aircraft,

does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Aircraft with full title guarantee to [         ] (the Buyer) to have and hold forever free and clear of all Liens.

China Eastern hereby warrants to the Buyer, and its successors and assigns, that there is hereby conveyed to the Buyer, with full title guarantee, all of China Eastern's right, title and interest in and to the Aircraft free and clear of all Liens and that it will warrant and defend such title forever against all claims and demands whatsoever.

Unless otherwise defined herein, all capitalised terms and expressions used in this Bill of Sale shall have the meanings given in the aircraft sale agreement dated [            ] 2011 and made between China Eastern, China Eastern Aviation Import and Export Corporation and Airbus S.A.S. (the Agreement).

Except as otherwise provided herein or pursuant to the Agreement, the Aircraft is sold on the basis of an as is, where is sale.

This Bill of Sale is governed by English law.

IN WITNESS whereof, China Eastern has caused this Bill of Sale to be duly executed at [         ] am/pm in [         ] this [         ] day of [         ] 2012

SIGNED by a duly authorised representative	)
for and on behalf of	)
)
CHINA EASTERN AIRLINES	)
CORPORATION LIMITED	)
)

in the presence of:

Name:
Address:

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SCHEDULE 7

FORM OF ACCEPTANCE CERTIFICATE

ACCEPTANCE CERTIFICATE RELATING TO ONE (1) A340-300 AIRCRAFT,
MANUFACTURER'S SERIAL NUMBER [         ] (the Aircraft)

[        ] (the Buyer) hereby certifies that pursuant to the buyback agreement dated [        ] 2011 between China Eastern Airlines Corporation Limited, China Eastern Aviation Import and Export Corporation and Airbus S.A.S. (the Agreement):

(a)	the Buyer has inspected the Aircraft, found it to be complete and satisfactory to it and the Aircraft conforms with the description and is in the condition and equipped as required by the Agreement;

(b)	the Buyer has accepted delivery of the Aircraft in the Delivery Condition; and

(c)	the Buyer has inspected, found to be complete and satisfactory to it and has received all of the documents, data and records relating to the Aircraft

Capitalised terms and expressions used in this Acceptance Certificate shall have the meanings given in the Agreement

Date: [         ] 2012

SIGNED by a duly authorised representative	)
for and on behalf of	)
)
[ ]	)
)
)

in the presence of:

Name:
Address:

China Eastern A340-300 Buyback Agreement Reference CT1105153	27

SCHEDULE 8

Intentionally left blank.

China Eastern A340-300 Buyback Agreement Reference CT1105153	28

SCHEDULE 9

DELIVERY CONDITION

At delivery of any Aircraft (the Delivery) the Aircraft will comply with each of the conditions set out below (the Delivery Condition). The procedures for ascertaining if the Aircraft comply with the Delivery Condition are set out in paragraphs 10 to 13 hereunder. Except if and where otherwise expressly stated, the Delivery Condition shall be met at China Eastern's cost

All references to Airbus hereunder, in its capacity as buyer of the Aircraft, shall be deemed also to include reference to any Airbus Nominee.

Capitalised terms not otherwise defined in this Schedule 9 shall have the same meanings as are ascribed to them in Clause 1.1 of the Agreement.

1.	Maintenance

***

2.	General Condition

The Aircraft shall meet the following requirements:

(a)	***

(b)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	29

(c)	***

(d)	***

(e)	***

(f)	***

3.	Certificate of Airworthiness Matters

On the Delivery Date the Aircraft shall:

(a)	***

(b)	***

4.	Export and Deregistration of the Aircraft

***

5.	Condition of Aircraft

The Aircraft shall on the Delivery Date meet the requirements and shall have such hours and cycles remaining as set forth below:

(a)	***

(b)	***

(c)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	30

(d)	***

(e)	***

(f)	***

(g)	***

6.	Condition of Engines

Each Engine shall comply with the following conditions:

(a)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	31

(b)	***

(c)	***

(d)	***

7.	Condition of APU

(a)	***

(b)	***

(c)	***

8.	Aircraft Documents

(a)	***

(b)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	32

(c)	***

9.	Ground Lock Safety Pins and covers

***

10.	Ground Inspection by Airbus

(a)	***

(b)	***

11.	Operational Ground Check

***

12.	Engine Performance Check

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	33

***

13.	Acceptance Flight

(a)	***

(b)	***

(c)	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	34

SCHEDULE 10

AIRCRAFT DOCUMENTS

A.	OPERATIONAL & TECHNICAL MANUALS

Complete set of following manuals:

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

B.	TECHNICAL RECORDS

***

B-1.	GENERAL - AIRCRAFT RECORDS

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	35

B-2.	AIRFRAME RECORDS

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	36

10.	***

11.	***

12.	***

13.	***

14.	***

15.	***

16.	***

17.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	37

18.	***

19.	***

20.	***

21.	***

22.	***

23.	***

24.	***

25.	***

26.	***

27.	***

28.	***

29.	***

30.	***

31.	***

32.	***

33.	***

34.	***

35.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	38

36.	***

B-3.	***

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

8.	***

9.	***

10.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	39

11.	***

12.	***

13.	***

14.	***

15.	***

16.	***

17.	***

18.	***

19.	***

20.	***

China Eastern A340-300 Buyback Agreement Reference CT1105153	40

C.	ENGLISH TRANSLATION REQUIREMENT

The documents listed below shall be supplied by CES under an understandable and readable English language or at least in dual language:

***

China Eastern A340-300 Buyback Agreement Reference CT1105153	41

EXECUTION PAGE – BUYBACK AGREEMENT

Airbus

SIGNED by a duly authorised representative	)
for and on behalf of	)
)
AIRBUS S.A.S.	)
	)	/s/ Tom Enders
	)	Tom Enders
Chief Executive Officer

China Eastern
SIGNED by a duly authorised representative	)
for and on behalf of	)
)
CHINA EASTERN AIRLINES	)
COROPORATION LIMITED	)
	)	/s/ Liu Shaoyong
Liu Shaoyong
Chairman

Consenting Party
SIGNED by a duly authorised representative	)
for and on behalf of	)
)
CHINA EASTERN AVIATION IMPORT AND	)
EXPORT COROPORATION	)
	)	/s/ Li Zhiyong
Li Zhiyong
General Manager

Date	:	17th October 2011

China Eastern A340-300 Buyback Agreement Reference CT1105153	42